Property and Equipment	12 Months Ended
Sep. 30, 2013
Property And Equipment
Property and Equipment

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. The Company has depreciated the equipment using the straight-line method over the useful lives of the equipment. The useful lives are estimated to be between 3 and 7 years.

At September 30, 2012 equipment consisted of:

	2013	2012
Equipment	$7,090	$7,090

Total Equipment	$7,090	$7,090
Less: Accumulated Depreciation	(7,090)	(4,389)
Equipment, net	$—	$2,701

Purchased Software	$22,228	$22,228

Total Purchased Software	$22,228	$22,228
Less: Accumulated Amortization	(22,228)	(19,814)
Purchased Software, net	$—	$2,414